Exhibit 10.11

February 25, 2005

To:	Sabine Pass LNG, L.P.	From:	Societe Generale, New York
Attn:	Mr. Graham McArthur	Attn:	IRD Documentation
	717 Texas Avenue	Tel:	212-278-7145 / 7087 / 7182
	Houston, TX 77002	Fax:	212-278-7650
Tel:	(832) 204-2290
Fax:	(713) 659-5459

Re:	SGNY Ref # DFP0510625

Dear Mr. McArthur:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated in this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the 1992 ISDA Master Agreement dated as of [TRADE DATE], as amended and supplemented from time to time (the “Agreement”), between Societe Generale, New York Branch (“Party A”) and Sabine Pass LNG, L.P. (“Party B”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	See attached Notional Schedule

Trade Date:	February 25, 2005

Effective Date:	July 25, 2005

Termination Date:	March 25, 2009, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer

Payment Dates:	The 25th of each March and September, commencing September 26, 2005, up to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	4.490%

Fixed Rate
Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer
Payment Dates:	The 25th of each March and September, commencing September 26, 2005, up to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate for initial
Calculation Period:	To be determined

Designated Maturity:	One month

Spread:	None

Floating Rate
Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York and London

Calculation Agent:	Party A, or as stated in the Agreement

2.	Account Details

Payments to Party A:	Federal Reserve Bank of New York
ABA 026-004-226
F/O Societe Generale, NY
Account No.: 9020721

Payments to Party B:	PLEASE ADVISE

3.	Offices:

(a)	The Office of Party A for the Transaction is New York; and

(b)	The Office of Party B for the Transaction is Houston, Texas.

4.	Non-Reliance:

Each party represents that (i) it is not relying upon any advice (whether written or oral) of the other party to this Transaction, other than the representations expressly set forth in the Agreement or this Confirmation; (ii) it has made its own decisions in entering into this Transaction based upon advice from such professional advisors as it has deemed necessary; and (iii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing one copy of this Confirmation and returning it to us.

Yours sincerely,

SOCIETE GENERALE,
NEW YORK BRANCH

By:	/s/ Liliana Gowdie
Name:	Liliana Gowdie
Title:	Vice President

By:	/s/ Christopher Frost
Name:	Christopher Frost
Title:	Managing Director

Confirmed as of the date first written above:

SABINE PASS LNG, L.P.

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

NOTIONAL SCHEDULE

Period Start Date	Period End Date	Notional Amount (USD)
7/25/2005	8/25/2005	1,402,000
8/25/2005	9/26/2005	10,937,000
9/26/2005	10/25/2005	22,136,000
10/25/2005	11/25/2005	29,766,000
11/25/2005	12/28/2005	50,011,000
12/28/2005	1/25/2006	58,634,000
1/25/2006	2/27/2006	64,491,000
2/27/2006	3/27/2006	73,950,000
3/27/2006	4/25/2006	88,562,000
4/25/2006	5/25/2006	106,141,000
5/25/2006	6/26/2006	125,412,000
6/26/2006	7/25/2006	144,929,000
7/25/2006	8/25/2006	166,074,000
8/25/2006	9/25/2006	178,581,000
9/25/2006	10/25/2006	200,977,000
10/25/2006	11/27/2006	211,829,000
11/27/2006	12/27/2006	224,829,000
12/27/2006	1/25/2007	239,681,000
1/25/2007	2/26/2007	249,167,000
2/26/2007	3/26/2007	255,257,000
3/26/2007	4/25/2007	262,499,000
4/25/2007	5/25/2007	270,287,000
5/25/2007	6/25/2007	276,638,000
6/25/2007	7/25/2007	288,549,000
7/25/2007	8/28/2007	293,656,000
8/28/2007	9/25/2007	297,721,000
9/25/2007	10/25/2007	302,684,000
10/25/2007	11/26/2007	308,963,000
11/26/2007	12/27/2007	317,435,000
12/27/2007	1/25/2008	330,388,000
1/25/2008	2/25/2008	334,677,000
2/25/2008	3/25/2008	337,419,000
3/25/2008	4/25/2008	348,274,000
4/25/2008	5/27/2008	350,000,000
5/27/2008	6/25/2008	350,000,000
6/25/2008	7/25/2008	350,000,000
7/25/2008	8/26/2008	350,000,000
8/26/2008	9/25/2008	350,000,000
9/25/2008	10/27/2008	350,000,000
10/27/2008	11/25/2008	350,000,000
11/25/2008	12/29/2008	350,000,000
12/29/2008	1/26/2009	350,000,000
1/26/2009	2/25/2009	350,000,000
2/25/2009	3/25/2009	350,000,000

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